UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 23, 2020

VERSO CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-34056	75-3217389
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
8540 Gander Creek Drive Miamisburg, Ohio 45342
(Address of principal executive offices, including zip code)

(877) 855-7243

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	VRS	New York Stock Exchange
Rights to Purchase Series A Junior Participating Preferred Stock, par value $0.01 per share	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

Legal Proceedings – 2019 Annual Meeting and DGCL Section 220 Books and Records

On December 27, 2019, Lapetus Capital II LLC commenced an action against Verso Corporation in the Court of Chancery of the State of Delaware, New Castle County (C.A. No. 2019-1040-KSM) seeking an order to require Verso to convene its 2019 annual meeting for the election of directors pursuant to Section 211 of the Delaware General Corporation Law, on January 21, 2020 or, in the alternative, January 31, 2020, and preventing adjournment thereof until such time as the stockholders have an opportunity to elect directors and an order to require Verso to produce to Lapetus certain books and records pursuant to Section 220 of the Delaware General Corporation Law.

Following a hearing on January 3, 2020, the Court declined to grant an expedited hearing on Lapetus’ Section 211 claim. Pursuant to an order, the terms of which were stipulated by both Verso and Lapetus, the election of directors will occur on January 31, 2020, at Verso’s annual meeting, and the election of directors will not be postponed or adjourned from January 31, 2020, without Court approval. The order also provided that the shares of Verso stock represented at the annual meeting, either in person or by proxy, and entitled to vote thereat, will constitute a quorum for the purpose of electing directors, notwithstanding any provision in Verso’s governing documents to the contrary.

On January 15, 2020, the Court heard arguments from the parties on the Section 220 books and records claims and on January 17, 2020 ordered limited production of certain books and records conditioned upon a strict confidentiality order entered on January 22, 2020 consistent with the terms requested by Verso. The Court also determined that Lapetus lacked any credible basis for its allegations that Verso omitted or misstated material information from Verso’s proxy materials. On January 23, 2020, Verso delivered books and records to Lapetus. In a letter to the Court dated January 24, 2020, Lapetus has asserted that it is entitled to additional documents pursuant to the Court’s ruling. Verso believes it has already complied with the Court’s ruling, and, with respect to all claims made by Lapetus, Verso intends to vigorously defend itself against Lapetus’ allegations.

Forward-Looking Statements

In this Current Report on Form 8-K, all statements that are not purely historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or "Securities Act," and Section 21E of the Securities Exchange Act of 1934, as amended, or "Exchange Act." Forward-looking statements may be identified by the words "believe," "expect," "anticipate," "project," "plan," "estimate," "intend" and other similar expressions. They include, for example, statements relating to our business and operating outlook; assessment of market conditions; and the growth potential of the industry in which we operate. Forward-looking statements are based on currently available business, economic, financial and other information and reflect management's current beliefs, expectations and views with respect to future developments and their potential effects on us. Actual results could vary materially depending on risks and uncertainties that may affect us and our business. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the long-term structural decline and general softening of demand facing the paper industry; our exploration of strategic alternatives, including the possible sale or merger of our entire company or a material portion of our business and our ability to consummate any such strategic transactions, including the proposed sale of our Androscoggin Mill and Stevens Point Mill; the risk that the purchase agreement for the sale transaction would limit our ability to pursue other strategic alternatives to the sale transaction; the risk that the purchase agreement for the sale transaction might expose us to contingent liabilities; risks related to our ability to obtain stockholder approval for the sale transaction; the risk that the pending sale transaction could create unknown impacts on our future prospects; the risk that the amount of net proceeds that we would receive from the sale transaction is subject to uncertainties; the risk that stockholders are not guaranteed to receive any of the proceeds from the sale transaction; the risk that management could spend or invest the net proceeds from the sale transaction in ways against stockholders' wishes; the risk that some of our executive officers might have interests in the sale transaction that might be in addition to, or different from, stockholders' interests; the risk that our business following the sale transaction would be reduced and less diversified; the risk that we would be unable to compete with respect to certain specialty paper products for two years after the closing of the sale transaction; the risk that we may be unable to obtain governmental and regulatory approvals required for the sale transaction, or required governmental and regulatory approvals may delay the transaction or result in the imposition of conditions that could cause the parties to abandon the sale transaction; the risk that an event, change or other circumstances could give rise to the termination of the sale transaction; the risk that failure to consummate the sale transaction might materially and adversely affect our business, financial condition and results of operation; the risk that a condition to closing of the sale transaction may not be satisfied; the risk that we would be required to pay a termination fee or expense reimbursement if the purchase agreement for the sale transaction is terminated under specified circumstances, which might discourage third parties from submitting an alternative proposal; the timing to consummate the sale transaction; the risk that any announcement relating to the sale transaction could have adverse effects on the market price of our common stock; the risk of and the outcome of any pending or threatened litigation related to the sale transaction or the Annual Meeting; the risk of disruption from the sale transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on transaction-related issues; our adoption of a limited duration stockholder rights plan and its ability to delay or discourage a merger, tender offer or change of control; negative effects of a proxy contest and the actions of activist stockholders; developments in alternative media, which have and are expected to continue to adversely affect the demand for some of our key products, and the effectiveness of our responses to these developments; intense competition in the paper manufacturing industry; our dependence on a small number of customers for a significant portion of our business; any additional closure and other restructuring costs; our limited ability to control the pricing of our products or pass through increases in our costs to our customers; changes in the costs of raw materials and purchased energy; negative publicity, even if unjustified; any failure to comply with environmental or other laws or regulations, even if inadvertent; legal proceedings or disputes; any labor disputes; our ability to continue to execute and implement our strategic plan; our initiatives to improve our financial and operational performance and increase our growth and profitability; our future operational and financial performance; the effect that the election of Atlas/Blue Wolf's nominees to our board of directors will have on our execution of our long-term plan and long-term stockholder value; the future effect of our strategic plan on our probability, growth and stockholder return; and the potential risks and uncertainties described in Part I, Item 1A, "Risk Factors" of our Annual Report on Form 10-K for the year ended December 31, 2018, as amended, Part I, Item 2, "Management's Discussion and Analysis of Financial Condition and Results of Operations", Part II, Item 1A, "Risk Factors" of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2019, and "Risk Factors Relating to the Sale Proposal" of our definitive proxy statement filed with the SEC on December 30, 2019, as such disclosures may be amended, supplemented or superseded from time to time by other reports we file with the SEC, including subsequent annual reports on Form 10-K and quarterly reports on Form 10-Q. We assume no obligation to update any forward-looking statement made in this Current Report on Form 8-K to reflect subsequent events or circumstances or actual outcomes.

Additional Information and Where to Find It

In connection with the solicitation of proxies concerning the matters to be considered at the Annual Meeting, including the proposed sale transaction, the Company has filed a definitive proxy statement, WHITE proxy card and other materials with the SEC. WE URGE INVESTORS TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE ACCOMPANYING WHITE PROXY CARD, AND ANY OTHER MATERIALS FILED WITH THE SEC CAREFULLY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING. Investors may obtain copies of these documents free of charge at the SEC's website (www.sec.gov) and from the Company.

Participants in the Solicitation

The Company, its directors, executive officers and other persons related to the Company may be deemed to be participants in the solicitation of proxies from the Company's stockholders in connection with the matters to be considered at the Annual Meeting, including the proposed sale transaction. Information about the directors and executive officers of the Company and their ownership of Company common stock is set forth in the definitive proxy statement for the Annual Meeting. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is also in the definitive proxy statement for the Annual Meeting and other relevant materials to be filed with the SEC when such materials become available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Verso Corporation

Date: January 24, 2020	By:	/s/ Allen J. Campbell
Allen J. Campbell
Senior Vice President and Chief Financial Officer